Shares of Equity	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
Shares of Equity

6. Shares of Equity

(a)

On February 24, 2026, the Company closed registered direct offering with institutional investors of approximately $2.1 million of Ordinary Shares and pre-funded warrants at a price of $2.65 per Ordinary Share. The Company expects to use the net proceeds ($1.64m) from the offering, together with its existing cash, for general corporate purposes and working capital.

The offering consisted of the sale of 792,452 Ordinary Shares or Pre-Funded Warrants. The price per Ordinary Share was $2.65 (or $2.64999 for each Pre-Funded Warrant, which is equal to the offering price per Ordinary Share sold in the offering minus an exercise price of $0.00001 per Pre-Funded Warrant).

As of June 30, 2026, the-above-referenced warrants have been fully exercised (792,450 ordinay shares were issued due to rounding).

(b)

On March 30, 2026, the board of directors and the compensation committee of the Company adopted resolutions ratifying and approving the grant of the Restricted Stock Units (RSUs) set forth in the employment agreements of the CEO and former CFO:

● the Former CFO (Wanhong Tan) was awarded one hundred and eighty thousand (or 12,000 after adjustment for the one-for-fifteen reverse stock split effected in March 2025) RSUs to receive an equal number of ordinary shares of the Company, subject to the Company’s Omnibus Equity Incentive Plan, and

● grant the CEO six hundred thousand (or 40,000 after adjustment for the one-for-fifteen reverse stock split effected in March 2025) RSUs to receive an equal number of ordinary shares of the Company, subject to the Company’s Omnibus Equity Incentive Plan.

The aforementioned 40,000 and 12,000 underlying shares were fully issued on May 15, 2026.